Exhibit 10.8

NO-BUILD EASEMENT

KNOW ALL MEN BY THESE PRESENTS.  THAT THE COLUMBUS REGIONAL AIRPORT AUTHORITY (hereinafter referred to as “Authority” or “Grantor”), a port authority duly created and existing under Chapter 4582 of the Ohio Revised Code, for One Dollar ($ 1.00) and other good and valuable consideration paid by AIRNET SYSTEMS, INC. (hereinafter referred to as “Grantee”), the receipt of which is hereby acknowledged, does hereby provide and grant unto said Grantee, its successors and assigns, a no-build easement for so long as Grantee is the lessee of the dominant parcel (as hereinafter identified), across the following described real property (the “Easement Area”):

(SEE LEGAL DESCRIPTION ATTACHED HERETO AS EXHIBIT “A” AND MADE A PART HEREOF)

For reference only, the foregoing described easement (the “Easement”) is granted across real property commonly known as Rickenbacker International Airport (“Airport”).

The Easement is granted, subject to the conditions, restrictions, and limitations contained herein.  The recording of this No-Build Easement or use of the Easement by the Grantee, for itself and its successors and assigns, shall be deemed acknowledgment and acceptance by Grantee of all terms and conditions, restrictions, and limitations contained herein, which shall be effective and binding upon the Grantee, its successors and assigns.

1.                                       The Grantee is the lessee of the dominant parcel, shown on the map attached hereto as Exhibit B, to which the Easement is appurtenant, pursuant to a lease between Grantor and Grantee dated January 20, 2004, a memorandum of which is recorded as Instrument No.                         , in the Recorder's Office of Franklin County, Ohio (the “Lease”).  The Grantor is the owner of the servient parcel, shown on the map attached hereto as Exhibit C.  The Grantor, though the Easement, agrees there will be no above ground improvements constructed on the Easement Area, other than the aviation ramp as shown on the attached Exhibit C.  Grantee is hereby given the right to enforce this “no-build restriction” for so long as this Easement remains in effect.

2.                                       Grantor expressly reserves a reversionary interest in the Easement Area.  Grantee shall not share, lease, assign, sell, convey, or transfer all or any part of the Easement or rights granted herein.  In the event (a) the Lease terminates, or (b) Grantee should abandon, disuse, share, lease, sell, assign, convey, or transfer all or any part of the Easement, or rights granted herein, the Easement and all rights connected therewith shall terminate and revert to Grantor in accordance with the Grantor's interest in the Easement Area, and Grantor may file an Affidavit of Facts Relating to Title for the purpose of giving public notice of any such reversion.  Upon termination and reversion as stated, the Grantee shall execute and deliver a recordable instrument of conveyance returning the herein described easement rights to Grantor and releasing any and all rights which may have been conveyed hereby.  Grantor shall be released from any obligation or liability to Grantee arising or resulting from the granting or termination.

3.                                       The rights granted herein do not include any rights of Grantee to construct or install any improvements without the written authorization of the Authority.

4.                                       Grantor and Grantee agree to amend this Easement as necessary to meet the requirements of applicable building codes.

IN WITNESS WHEREOF, the Grantor, Columbus Regional Airport Authority, by its duly authorized officer Elaine Roberts, A.A.E., President & CEO of the Columbus Regional Airport Authority, duly authorized by Resolution No. 84-03, passed on the 25th day of November, 2003, has caused this instrument to be executed and subscribed this 20th day of January, 2004.

COLUMBUS REGIONAL AIRPORT AUTHORITY
A port authority created and existing under Revised Code Chapter 4582

/s/ Jeffery Schwab		/s/ Elaine Roberts
Witness		Elaine Roberts, A.A.E.
Print Name:	JEFFERY SCHWAB	President & CEO

/s/ Gretchen Sandusky
Witness
Print Name:	GRETCHEN SANDUSKY

STATE OF OHIO
COUNTY OF FRANKLIN, SS:

BE IT REMEMBERED, that on this 20th day of January, 2004, the foregoing instrument was acknowledged before me on behalf of the Columbus Regional Airport Authority, by Elaine Roberts, A.A.E., President & CEO.

/s/ David Wayne Saleme
Notary Public
DAVID WAYNE SALEME
This Instrument Prepared By:	Attorney At Law
Notary Public, State of Ohio
My Commission Has No Expiration Date
David W. Saleme	Section 147.03 R.C.
Associate Counsel, Real Estate
Columbus Airport Authority
4600 International Gateway
Columbus, Ohio 43219

Exhibit A

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Exhibit B

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